      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF
PROXY CARD                                                           PROXY CARD
                             INVESCO VIF-GROWTH FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS AND "FOR" EACH NOMINEE.

                                        PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated ____________________ 2004

                                    ____________________________________________

                                    ____________________________________________
                                          Signature(s) (if held jointly)

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                     PLEASE MARK
                                                              [X]    VOTE AS
                                                                     IN THIS
                                                                     EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.


                                                                                                  FOR         AGAINST       ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the assets of           [ ]           [ ]           [ ]
    INVESCO VIF - Growth Fund, an investment portfolio of INVESCO Variable Investment
    Funds, Inc. ("Company"), will be transferred to AIM V.I. Growth Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer"), Buying Fund will assume the liabilities of INVESCO VIF - Growth Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of
    INVESCO VIF - Growth Fund.

                                                                                                             WITHHOLD
                                                                                                  FOR        AUTHORITY      FOR ALL
2.  To elect sixteen individuals to the Board of Company, each of whom will serve until           ALL         FOR ALL       EXCEPT*
    his or her successor is elected and qualified:                                                            NOMINEES
    01 Bob R. Baker        05 Albert R. Dowden      09 Robert H. Graham     13 Ruth H. Quigley    [ ]           [ ]           [ ]
    02 Frank S. Bayley     06 Edward K. Dunn, Jr.   10 Gerald J. Lewis      14 Louis S. Sklar
    03 James T. Bunch      07 Jack M. Fields        11 Prema Mathai-Davis   15 Larry Soll, Ph.D.
    04 Bruce L. Crockett   08 Carl Frischling       12 Lewis F. Pennock     16 Mark H. Williamson

    *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
    EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(s) ON THE LINE PROVIDED.

    ____________________________________________________________________________                  FOR         AGAINST       ABSTAIN

3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                      [ ]           [ ]           [ ]

4.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and                      [ ]           [ ]           [ ]
    INVESCO Institutional (N.A.), Inc.

5.  To approve an Agreement and Plan of Reorganization which provides for the                     [ ]           [ ]           [ ]
    redomestication of each series portfolio of Company as a new series portfolio of
    Buyer, an existing Delaware statutory trust, and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.


    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                         PLEASE SIGN AND DATE ON THE REVERSE SIDE.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!




PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")
                                       OF
                           INVESCO VIF-HIGH YIELD FUND
            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS AND "FOR" EACH NOMINEE.

                                    PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated ____________________ 2004

                                    -----------------------------------------
                                    Signature(s) (if held jointly)

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
                                                         --------
                                                                    PLEASE MARK
                                                             X      VOTE AS
                                                                    IN THIS
                                                                    EXAMPLE.
                                                         --------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                    FOR      AGAINST      ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the assets of             [ ]        [ ]          [ ]
    INVESCO VIF - High Yield Fund, an investment portfolio of INVESCO Variable Investment
    Funds, Inc. ("Company"), will be transferred to AIM V.I. High Yield Fund ("Buying
    Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer"), Buying Fund
    will assume the liabilities of INVESCO VIF - High Yield Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO VIF - High Yield Fund.
                                                                                                            WITHHOLD
2.  To elect sixteen individuals to the Board of Company, each of whom will serve until             FOR     AUTHORITY     FOR ALL
    his or her successor is elected and qualified:                                                  ALL     FOR ALL       EXCEPT*
                                                                                                            NOMINEES
    01 Bob R. Baker         05 Albert R. Dowden      09 Robert H. Graham     13 Ruth H. Quigley     [ ]        [ ]          [ ]
    02 Frank S. Bayley      06 Edward K. Dunn, Jr.   10 Gerald J. Lewis      14 Louis S. Sklar
    03 James T. Bunch       07 Jack M. Fields        11 Prema Mathai-Davis   15 Larry Soll, Ph.D.
    04  Bruce L. Crockett   08 Carl Frischling       12 Lewis F. Pennock  16  Mark H. Williamson

    *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
     EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(s) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------------------------- FOR      AGAINST      ABSTAIN

3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                        [ ]        [ ]          [ ]

4.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and                        [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

5.  To approve an Agreement and Plan of Reorganization which provides for the                       [ ]        [ ]          [ ]
    redomestication of each series portfolio of Company as a new series portfolio of
    Buyer, an existing Delaware statutory trust, and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.




                         PLEASE SIGN AND DATE ON THE REVERSE SIDE.